SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 31, 2005


                            APOLO GOLD & ENERGY INC.
                           (Formerly Apolo Gold Inc.)
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                                    98-0412805
 --------------------------------                 --------------------
   (State or other jurisdiction                    (I.R.S. Employer
 of incorporation or organization)                Identification  No.)


                           1209 - 409 Granville Street
                              Vancouver, BC V6C 1T2
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (604) 687-4150
                                -----------------
              (Registrant's telephone number, including area code)



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Item 5.02(d)     Election of New Director

On May 20, 2005, at a meeting of the newly elected board of directors and pursuant to the by-laws, the number of directors was changed from four to five, and Glenn Kelleway was appointed to the newly created vacancy. Mr. Kelleway was introduced to directors Levesseur, Lee and Dinning by Brent Little, a shareholder of the registrant. As the board of directors does not currently have any committees, Mr. Kelleway will not be serving on any committees of the board.

Mr. Kelleway's business experience is as follows:

Glen Kelleway: From July 2002 to the present, Mr. Kelleway is a mortgage consultant with CBM, Canada's Best Mortgage Corporation in Victoria, British Columbia. From September 2001 to May 2002, Mr. Kelleway was an Account Manager for Serebra Learning Corporation, an on-line educational business in Surrey British Columbia. From September 2000 to August 2001, he was performed marketing and promotion services for Simon Fraser University in Burnaby, British Columbia. From May 1999 to August 2000, Mr. Kelleway was a Recruiting Consultant in the technology area for Coape Staffing Agencies in Burnaby, British Columbia.



Item 5.03     Amendment to the By-Laws

Effective May 20, 2005, the board of directors amended the section xxxx of the bylaws to provide that the chairman of the board is authorized to cast an additional tie breaking vote in any matter voted on by the directors at a duly held meeting wherein the initial vote on the matter results in a tie vote.


Item 8.01     Other Information / Results of Annual General Meeting

The registrant held its annual general meeting of shareholders on May 20, 2005 in Vancouver, British Columbia. 45,744,920 shares were present at the meeting by proxy given to management equally 81% of the 56,216,664 eligible to vote at the meeting. The following results were tabulated.

Proposal No. 1.     Election to the Board of Directors

     Management's nominees for director, Martial Levesseur, Robert E. Lee, Robert Dinning and Rodney Kincaid, each received 97% of the votes cast for election.


Proposal No. 2.     Approval of an Amendment to the Articles of Incorporation to
                    Change the name of the corporation to "Apolo Gold & Energy
                    Inc."

         Approved by 97% of votes cast.


Proposal No. 3.     Approval of an Amendment to the Articles of Incorporation to
                    authorize a 25,000,000 share class of Preferred Stock and declaration of a 5,000,000 share Series A Preferred Stock.


         Approved by 97% of votes cast.


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Proposal No. 4.     Approval of the Apolo Gold & Energy Inc., 2005 Stock Option
                    Plan

         Approved by 89% of votes cast.

Proposal No. 5:     Ratification of Williams & Webster, Certified Public
                    Accountants, as Auditors of the Company's Financial
                    Statements.

         Approved by 97% of votes cast.



Item 9.01.     Financial Statements and Exhibits.

(a) NA
(b) Pro Forma Financial Statements: NA
(c) Exhibits

3.3      By-Laws effective May 20, 2005




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLO GOLD & ENERGY INC.

Dated: May 31, 2005


/s/ Robert Dinning
---------------------
Robert Dinning,
Chief Financial Officer and Secretary




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